UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 02, 2020
ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (Zip Code)

(414) 615-1500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	RRTS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

On March 2, 2020, Roadrunner Transportation Systems, Inc. (the “Company”), completed the previously announced sale of all of the outstanding equity interests of Prime Distribution Services, Inc., a Delaware corporation and subsidiary of the Company (“Prime”). The sale of Prime was made pursuant to a Stock Purchase Agreement dated January 28, 2020 with C.H. Robinson Company Inc. and C.H. Robinson Worldwide, Inc.
The base purchase price was $225 million, subject to customary purchase price adjustments. The final purchase price remains subject to these post-closing adjustments.
On March 2, 2020, the Company issued a press release announcing closing of the sale of Prime. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable
(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is included as Exhibit 99.2 of this Current Report on Form 8-K and is incorporated herein by reference:
(i)	Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2019 and the fiscal years ended December 31, 2018, 2017 and 2016.
(ii)	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2019.
(iii)	Notes to the unaudited pro forma condensed consolidated financial statements.
(c)	Shell Company Transactions.
Not applicable
(d)	Exhibits.

Exhibit
	Number	Description
	99.1	Press release, dated March 2, 2020, issued by Roadrunner Transportation Systems, Inc.
	99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Roadrunner Transportation Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: March 2, 2020	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Executive Vice President and Chief Financial Officer